Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

second amendment to the license agreement

This Second Amendment to the License Agreement (the “Second Amendment”), is made and entered into as of the 16th day of March, 2007 (the “Effective Date”) by and between SB Pharmco Puerto Rico, Inc., a GlaxoSmithKline company organized and existing under the laws of the territory of Puerto Rico, with its principal place of business at Road 172, KM 9.1/Bo. Certenejas, Cidra, Puerto Rico 00639 (hereinafter, “GSK”) and Flamel Technologies, S.A., a corporation organized and existing under the laws of France, with its principal place of business at Pare Club du Moulin a Vent, 33 Avenue du Docteur Georges Levy 69693 Venissieux Cedex, France, (hereinafter, “Flamel”). GSK and Flamel are sometimes collectively referred to herein as the “Parties” and separate as “Party.”

WITNESSETH:

WHEREAS, GSK and Flamel are parties to a License Agreement dated March 26, 2003, as amended by the First Amendment of License Agreement dated October 18, 2004 (together, the “Agreement”); and

WHEREAS, pursuant to Section 10.10 of the Agreement, the Parties desire to amend the Agreement as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficient of which are hereby acknowledged, the Parties hereby agree as follows:

1.          Capitalized terms used in this Second Amendment which are not defined herein will have the meanings ascribed to such terms in the Agreement.

2.          The Parties agree that Milestone Event number 9 in Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

9a.	[***]	[***]
9b.	[***]	[***]
9c.	[***]	[***]

3.          Except as otherwise amended by the terms of this Second Amendment, the provisions of the Agreement are unchanged, remain in full force and effect and are hereby ratified and confirmed except that each reference to the “Agreement” or words of like import in the Agreement will mean and be a reference to the Agreement as amended by this Second Amendment.

4.          This Second Amendment shall be deemed to have been made in the United States, and its form, execution, validity, construction and effect shall be determined in accordance with, and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with, the laws of the State of New York, without reference to conflicts of laws principles.

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

5.          This Second Amendment may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same document

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to the License Agreement to be duly executed by their authorized representatives as of the Effective Date.

FLAMEL TECHNOLOGIES, S.A.	SB PHARMCO PUERTO RICO, INC.

By:	By:
Name:	Name:
Title:	Title:

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